INVESTMENTS IN ASSOCIATES, JOINT VENTURES AND OTHER INVESTMENTS	6 Months Ended
Jun. 30, 2026
Investments accounted for using equity method [abstract]
INVESTMENTS IN ASSOCIATES, JOINT VENTURES AND OTHER INVESTMENTS	INVESTMENTS IN ASSOCIATES, JOINT VENTURES AND OTHER INVESTMENTS
On May 18, 2026, ArcelorMittal completed the sale of 23,869,984 shares in its associate Vallourec representing a 10.4% voting right interest for €569 million (663) net proceeds. The transaction was conducted via an accelerated bookbuilding process to institutional investors. ArcelorMittal has agreed to a lock-up in its remaining stake in Vallourec for 90 calendar days following the settlement date, subject to customary carve-outs. The Company recognized a resulting 302 gain on disposal including 10 proportional reclassification of foreign exchange translation gains and cash flow hedge reserve from other comprehensive income. Following the sale, the Company retained 18.0% voting rights and continues to appoint one member of Vallourec's Board of Directors which includes 8 members. ArcelorMittal concluded that it continued to exercise significant influence due to the Company's participation in decisions over the relevant activities in Vallourec and accordingly its investment remained accounted for under the equity method.
In addition, at June 30, 2026, the Company identified an impairment indicator relating to its 25.2% investment in the associate Baffinland Iron Mines Corporation ("Baffinland") which operates the Mary River high-grade iron ore mine on Baffin Island, Nunavut, Canada, as the company is in financial difficulties and sought creditor protection to evaluate all possible strategic alternatives. The Company assessed the recoverable amount of its investment based on current operations and recognized accordingly a 262 impairment charge.